Exhibit 10.6

Weed & Co. L.C.

4695 MACARTHUR COURT, SUITE 1430, NEWPORT BEACH, CALIFORNIA 92660-1869

Email: rick@weedco.com

Telephone: (949) 475-9086 Ext. 22

Facsimile: (949) 475-9087

June 3, 2013

Mr. Gordon F. Lee

Chief Executive Officer

Focus Gold Corporation

4695 MacArthur Court, Suite 1430

Newport Beach, CA 92660

RE: Office Space & Administrative Services

Greetings:

The purpose of this letter is to memorialize the agreement between Focus Gold Corporation, a Nevada corporation, (“CLIENT”), and Weed & Co. L.C. (“SERVICE CO”).

Commencing June 3, 2013, SERVICE CO shall provide office space and administrative services to the CLIENT. The CLIENT agrees to pay $1,000 per month for office space and $1,500 per month for administrative services.

CLIENT shall have the right to terminate this agreement by written notice at any time. SERVICE CO has the same right to terminate this engagement, subject to an obligation to give CLIENT reasonable notice to permit it to obtain alternative services.

Sincerely yours,

Richard O. Weed

Lawyer

Approved:

Focus Gold Corporation

/s/ Gordon F. Lee

Gordon F. Lee, CEO